Exhibit 10.11.2


            SECOND AMENDMENT TO FACILITY B LOAN AGREEMENT



     THIS SECOND AMENDMENT TO FACILITY B LOAN AGREEMENT (this "Amendment"), dated as of the 9th day of February, 2001 (the "Amendment Date"), by and among TV GUIDE, INC., a Delaware corporation (the "Borrower"), the LENDERS (as defined in the Loan Agreement defined below) signatory hereto and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Loan Agreement defined below);


                              WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Facility B Loan Agreement for $300,000,000 364-Day Credit Facility dated as of March 1, 1999, as amended by that certain First Amendment and Waiver thereto dated as of February 25, 2000 (as hereinafter and herewith amended from time to time, the "Loan Agreement");

     WHEREAS, the Borrower has requested that the Required Lenders and the Arrangers, and the Required Lenders and the Arrangers have agreed to, on the terms and subject to the conditions set forth herein, amend certain provisions of the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby and further agree as follows:

     1. Amendment to Article 5 of the Loan Agreement. Section 5.4 of the Loan Agreement, General Covenants, is hereby amended by deleting the existing section in its entirety and substituting in lieu thereof the following text:

          "Section 5.4.   Accounting Methods and Financial Records.
          The Borrower will, and will cause each of its Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, and will keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep accurate and complete records of their respective properties and assets. The Borrower and its Restricted Subsidiaries will maintain a fiscal year ending on December 31 unless otherwise agreed by all of the Arrangers".

     2. Delivery of Annual Financial Statements. The Borrower shall deliver to the Administrative Agent on or prior to March 31, 2001, the financial statements and all other documentation required pursuant to
Section 6.2 of the Loan Agreement, Annual Financial Statements and Information; Certificate of No Default, which financial statements shall present the required financial information for the twelve-month period ending December 31, 2000.

     3. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance or Requests for Issuance of Letters of Credit). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Lenders or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     4. Loan Documents. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     7. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.


        [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                 TV GUIDE, INC., a Delaware corporation



                          By:        //Craig M. Waggy//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative
                           Agent for itself and the Lenders


                           By:      //Matthew Koenig//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------


LENDER:                  BANK OF AMERICA, N.A., as a Lender


                           By:     //Matthew Koenig//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         TORONTO DOMINION (TEXAS), INC., as a Lender


                         By:        //Ann A. Slanis//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BANK OF NEW YORK COMPANY, as a Lender


                          By:      //John C. Lambert//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                          By:     //John P. Judge//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BANCA COMMERCIALE ITALIANA, NET YORK BRANCH,
                           as a Lender


                           By:     //J. Dickerhof//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------


                           By:     //Frank Maffei//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BANK OF HAWAII, as a Lender


                          By:       //Andrew J. Ishii//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         THE BANK OF NOVA SCOTIA, as a Lender


                          By:      //Paul A. Weissenberger//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BANK OF OKLAHOMA, N.A., as a Lender


                          By:     //Stephen R. Wright//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BANQUE NATIONALE DE PARIS, as a Lender


                          By:
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------



                          By:
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         BARCLAYS BANK, PLC, as a Lender


                          By:      //Timothy Harrington//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------


                          By:
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         CITIBANK, N.A., as a Lender


                          By:      //Marjorie Futornick//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         CREDIT INDUSTRIEL ET COMMERCIAL (f/k/a
                         Compagnie Financiere de CIC et de
                         1'Union Europeenne), as a Lender


                          By:      //Brian O'Leary//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------



                          By:      //Anthony Rock//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         THE DAI-ICHI KANGYO BANK, LTD., as a Lender


                          By:      //Scott A. DeHaas//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN
                           AG, as a Lender


                          By:
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------


                          By:
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         FIRST UNION NATIONAL BANK, as a Lender


                          By:      //Bruce W. Loftin//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         FLEET NATIONAL BANK, as a Lender


                          By:      //Sue Anderson//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         KBC BANK, N.V., as a Lender


                          By:      //Robert Snauffer//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------



                          By:     //Patrick A. Janssens//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         LLOYDS TSB BANK, PLC, as a Lender


                          By:      //Ian Dimmock//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------



                          By:      //Andrew Boughen//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         LOCAL OKLAHOMA BANK, N.A.
                           (f/k/a LOCAL FEDERAL BANK, FSB),
                           as a Lender


                          By:      //Elizabeth F. Blue//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------

                         MELLON BANK, N.A., as a Lender


                          By:      //Nancy E. Gale//
                               ---------------------------------
                               Name:
                                      --------------------------
                               Title:
                                      --------------------------